Exhibit 10.48
PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT
     THIS PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (this “Agreement”) is made this 19th day of February, 2008, by SUNRISE SENIOR LIVING SERVICES, INC., a corporation organized under the laws of the State of Delaware (“Pledgor”) for the benefit of BANK OF AMERICA, N.A., as Administrative Agent, a national banking association (“Administrative Agent”) as agent for the Lenders.
RECITALS
     A. The Lenders have made a Credit Facility available to Sunrise Senior Living, Inc., a Delaware corporation (the “Borrower”) in the maximum principal sum at any one time outstanding of $250,000,000.
     B. The Credit Facility is governed by a Credit Agreement dated December 2, 2005 as amended by that certain First Amendment to Credit Agreement dated March 6, 2006, that certain Second Amendment to Credit Agreement dated January 31, 2007, that certain Third Amendment to Credit Agreement dated June 27, 2007, that certain Fourth Amendment to Credit Agreement dated September 17, 2007, that certain Fifth Amendment to Credit Agreement dated January 31, 2008 and that certain Sixth Amendment to Credit Agreement (the “Sixth Amendment”) dated of even date herewith (as amended, modified, substituted, extended and renewed from time to time the “Credit Agreement”) by and between the Borrower and the Lenders.
     C. The Credit Facility is guaranteed by the Pledgor, among other Guarantors, pursuant to the terms of the Credit Agreement.
     D. The Borrower and the Lenders have agreed to enter into the Sixth Amendment..
     E. As a condition precedent to the agreement to enter into the Sixth Amendment and to forego adding SCIC, Inc. as a Guarantor, the Administrative Agent has required that that Pledgor enter into this Agreement.
     F. All defined terms used in this Agreement and not defined in this Agreement shall have the meaning given to such terms in the Credit Agreement.
AGREEMENTS
     NOW, THEREFORE, in consideration of Administrative Agent’s entering into the Credit Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:
ARTICLE I
SECURITY

     Section 1.1 The Stock Collateral.
     As security for the prompt and full performance of the Obligations, and as security for the prompt and full performance of all obligations of Pledgor under this Agreement, all of the foregoing, whether now in existence or hereafter created and whether joint, several, or both, primary, secondary, direct, contingent or otherwise, Pledgor hereby pledges, assigns and grants to Administrative Agent, for the ratable benefit of the Lenders, a security interest in the following property of Pledgor (collectively, the “Stock Collateral”), whether now existing or hereafter created or arising:
               (a) 100,000 shares of the common stock (the “Stock”) of SCIC, Inc., a corporation organized under the laws of the State of Vermont (“Corporation”);
               (b) all stock rights, rights to subscribe, rights to distributions, dividends (including, but not limited to, distributions in kind, cash dividends, stock dividends, dividends paid in stock and liquidating dividends) and any other rights and property interests including, but not limited to, accounts, contract rights, instruments and general intangibles arising out of or relating to the Corporation;
               (c) all other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement;
               (d) all other or additional stock or other securities or property (including cash) which may be paid or distributed in respect of the Stock by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and
               (e) all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.
     Section 1.2 Rights of Administrative Agent in the Stock Collateral.
     Pledgor agrees that, with respect to the Stock Collateral, Administrative Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement. Notwithstanding the fact that the proceeds of the Stock Collateral constitute part of the Stock Collateral, Pledgor may not dispose of the Stock Collateral or any part thereof.
     Section 1.3 Rights of Pledgor in the Stock Collateral.
     Until an Event of Default (as that term is defined in ARTICLE IV (Default and Rights and Remedies) hereof) occurs, Pledgor shall be entitled to receive all dividends and other distributions which may be paid on the Stock Collateral and which are not otherwise prohibited by the Loan Documents. Any cash dividend or distribution payable in respect of the Stock Collateral which represents, in whole or in part a return of capital or a violation of this

Agreement or the other Loan Documents shall be received by Pledgor in trust for Administrative Agent, shall be paid immediately to Administrative Agent and shall be retained by Administrative Agent as part of the Stock Collateral.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
     To induce Administrative Agent and Lenders to advance sums to Borrower under the Credit Agreement, Pledgor represents and warrants to Administrative Agent and shall be deemed to represent and warrant at the time of each request for, and the time of each advance under, the credit facilities described in the Credit Agreement, as follows:
     Section 2.1 Stock Interests.
     The Stock represents one hundred percent (100%) of the issued and outstanding equity interests of each of the Corporation, and thereafter the Stock Collateral will continue to represent the same percentage of the equity interest of the Corporation, unless otherwise permitted under the Credit Agreement.
     Section 2.2 Power and Authority.
     Pledgor has full corporate power and authority to execute and deliver this Agreement, to transfer the Stock Collateral and perform all other obligations required hereunder with respect to the Stock Collateral and interests, and to incur and perform its obligations whether under this Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of Pledgor, the Corporation, or shareholders of the Corporation, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of Pledgor, is required as a condition to the execution, delivery, validity or enforceability of this Agreement, including the right of Administrative Agent to dispose of the Stock Collateral following an Event of Default provided, however, the prior approval of the Vermont Department of Banking, Insurance, Securities and Health Care Administration is required for Administrative Agent to dispose of Stock Collateral. Pledgor has full right, power and authority and has all voting rights in any corporate matters as may be represented by the Stock Collateral.
     Section 2.3 Binding Agreements.
     This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligations of Pledgor and is fully enforceable against Pledgor in accordance with its terms.
     Section 2.4 No Conflicts.
     Neither the execution, delivery and performance of the terms of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by (a) Pledgor’s charter or bylaws, (b) any existing mortgage, indenture, contract or agreement binding on Pledgor or affecting its property, or (c) any Laws; provided, however, any transfer of ownership of Stock pursuant to the exercise of the Lenders remedies hereunder, will cause a default in a substantial number of management Agreements and development agreements to which the Corporation is a party.
     Section 2.5 Compliance with Laws.
     Pledgor is not in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting Pledgor or any of its properties, the violation of which could adversely affect the authority of Pledgor to enter into, or the ability of Pledgor to perform under, this Agreement.
     Section 2.6 Title to Properties.
     Pledgor has good and marketable title to the Stock Collateral. Pledgor has legal, enforceable and uncontested rights to use freely such property and assets. Pledgor is the sole owner of all of the Stock Collateral, free and clear of all security interests, pledges, voting trusts, agreements, Liens, claims and encumbrances whatsoever, other than the security interest, assignment and lien granted under this Agreement. The interests assigned as Stock Collateral are subject to no outstanding options, voting trusts, shareholders agreement, or other requirements with respect to such interests.
     Section 2.7 Perfection and Priority of Stock Collateral.
     Administrative Agent has, or upon execution and recording of this Agreement and the Security Documents will have, and will continue to have as security for the Obligations and the other obligations secured by this Agreement, a valid and perfected Lien on and security interest in all Stock Collateral, free of all other Liens, claims and rights of third parties whatsoever.
ARTICLE III
COVENANTS
     Until payment in full and the performance of all of the Obligations and all of the obligations of Pledgor hereunder or secured hereby, Pledgor covenants and agrees with Administrative Agent as follows:
     Section 3.1 Corporate Existence.
     Pledgor shall maintain its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of Pledgor to perform its obligations under this Agreement, on the conduct of Pledgor’s operations, on Pledgor’s financial condition, or on the value of, or the ability of Administrative Agent to realize upon, the Stock Collateral.
     Section 3.2 Delivery of Stock Collateral.
     Pledgor shall deliver immediately to Administrative Agent (a) the certificates representing the shares of the Stock, (b) immediately upon its receipt of any additional (or fewer) shares of stock in the Corporation, the certificates representing such additional shares of stock,

(c) all instruments, items of payment and other Stock Collateral received by Pledgor, and (d) executed irrevocable, blank stock powers for all of the assigned shares of stock in form and substance satisfactory to Administrative Agent and its counsel. All Stock Collateral at any time received or held by Pledgor shall be received and held by Pledgor in trust for the benefit of Administrative Agent, and shall be kept separate and apart from, and not commingled with, Pledgor’s other assets; provided, however, that except after the occurrence and during the continuance of an Event of Default, Pledgor and the Corporation may, in the ordinary course of their business, make cash distributions, issue cash dividends and transfer real property rights which may be Stock Collateral.
     Section 3.3 Defense of Title and Further Assurances.
     Pledgor will do or cause to be done all things necessary to preserve and to keep in full force and affect its interests in the Stock Collateral, and shall defend, at its sole expense, the title to the Stock Collateral and any part thereof. Further, Pledgor shall promptly, upon request by Administrative Agent, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as Administrative Agent may require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the lien and security interest of Administrative Agent under this Agreement and the priority thereof. Pledgor shall pay to Administrative Agent upon demand all taxes, costs and expenses (including but not limited to reasonable attorney’s fees) incurred by Administrative Agent in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid.
     Section 3.4 Compliance with Laws.
     Pledgor shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of Pledgor to perform its obligations under this Agreement or on the conduct of Pledgor’s operations, on Pledgor’s financial condition, or on the value of, or the ability of Administrative Agent to realize upon, the Stock Collateral.
     Section 3.5 Protection of Stock Collateral.
     Pledgor agrees that Administrative Agent may at any time take such steps as Administrative Agent deems reasonably necessary to protect Administrative Agent’s interest in, and to preserve the Stock Collateral. Pledgor agrees to cooperate fully with Administrative Agent’s efforts to preserve the Stock Collateral and will take such actions to preserve the Stock Collateral as Administrative Agent may in good faith direct. All of Administrative Agent’s expenses of preserving the Stock Collateral, including, without limitation, reasonable attorneys’ fees, shall be part of the Enforcement Costs.
     Section 3.6 Certain Notices.
     Pledgor will promptly notify Administrative Agent in writing of any Event of Default and of any litigation, regulatory proceeding, or other event which materially and adversely affects the value of the Stock Collateral, the ability of Pledgor or Administrative Agent to dispose of the Stock Collateral, or the rights and remedies of Administrative Agent in relation thereto.

     Section 3.7 Books and Records; Information.
               (a) Pledgor shall maintain proper books of record and accounts in which full, true and correct entries are made of all dealings and transactions in relation to the Stock and which reflect the Lien of Administrative Agent thereon.
               (b) Pledgor agrees that Administrative Agent may from time to time and at its option (i) require Pledgor to, and Pledgor shall, periodically deliver to Administrative Agent records and schedules, which show the status of the Stock Collateral and such other matters which affect the Stock Collateral; (ii) verify the Stock Collateral and inspect the books and records of Pledgor and make copies thereof or extracts therefrom; (iii) notify any prospective buyers or transferees of the Stock Collateral or any other Persons of Administrative Agent’s interest in the Stock Collateral; and (iv) disclose to prospective buyers or transferees from Administrative Agent any and all information regarding the Corporation, the Stock Collateral and/or Pledgor.
     Section 3.8 Disposition of Stock Collateral.
     Pledgor will not sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Stock Collateral or any part thereof.
     Section 3.9 Distributions.
     Pledgor shall not vote, consent, waive or ratify any action taken, which would violate or be inconsistent with any of the terms and provisions of this Agreement, the Credit Agreement or any of the other Loan Documents or which would materially impair the position or interest of Administrative Agent in the Stock or dilute the percentage of the ownership interests of the Corporation pledged to Administrative Agent hereunder, except as expressly permitted by the Credit Agreement.
     Section 3.10 Liens.
     Pledgor will not create, incur, assume or suffer to exist any Lien upon any of the Stock Collateral, other than Liens in favor of Administrative Agent.
     Section 3.11 Survival.
     All representations and warranties contained in or made under or in connection with this Agreement and the other Loan Documents shall survive the making of any advance under the Credit Agreement and the incurring of any other Obligations and the other obligations secured by this Agreement.
ARTICLE IV
DEFAULT AND RIGHTS AND REMEDIES
     Section 4.1 Events of Default.
     The occurrence of any one or more of the following events shall constitute an “Event of Default” under the provisions of this Agreement:

               4.1.1 Default under Credit Agreement.
               An “Event of Default” (as defined in the Credit Agreement) shall occur under the Credit Agreement.
               4.1.2 Default under this Agreement.
               If Pledgor shall fail to duly perform, comply with or observe any of the terms, conditions or covenants of this Agreement, which failure continues for ten (10) days after notice thereof from Administrative Agent to Pledgor.
               4.1.3 Breach of Representations and Warranties.
               Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for Pledgor), financial statement or other document furnished by Pledgor or its agents or representatives in connection with this Agreement, any of the other Loan Documents, or the Obligations or the other obligations secured by this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.
               4.1.4 Failure to Comply with Covenants.
               The failure of Pledgor to perform, observe or comply with any covenant, condition or agreement contained in this Agreement.
     Section 4.2 Remedies.
     Upon the occurrence of any Event of Default, Administrative Agent may at any time thereafter exercise any one or more of the following rights, powers or remedies:
               4.2.1 Uniform Commercial Code.
               Administrative Agent shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by Administrative Agent and if not previously in the possession of Administrative Agent, Pledgor shall assist Administrative Agent in the assembly of the Stock Collateral and assist in making it available to Administrative Agent, at a place designated by Administrative Agent. Administrative Agent or its agents may without notice from time to time enter upon Pledgor’s premises to take possession of the Stock Collateral, to remove it, or to sell or otherwise dispose of it.
               4.2.2 Sale or Other Disposition of Stock Collateral.
               Administrative Agent may sell or redeem the Stock Collateral, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, Administrative Agent, at Administrative Agent’s place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as Administrative Agent shall, in its sole discretion, determine, and Administrative Agent may be the purchaser of any or all of the Stock Collateral so sold. Further, any written notice of the sale, disposition or other intended action by Administrative Agent with respect to the Stock Collateral which is sent by regular mail, postage prepaid, to Pledgor at the address set forth in Section 5.1 (Notices), or such other address of Pledgor which may from time to time be shown on Administrative Agent’s records, at least twenty (20) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to Pledgor. Administrative Agent may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require Administrative Agent to give any notice not required by applicable Laws.
               If any consent, approval, or authorization of any Governmental Authority or any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Stock Collateral, Pledgor agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.
               Pledgor recognizes that Administrative Agent may be unable to effect a public sale of all or a part of the Stock Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws. Administrative Agent may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Stock Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of Administrative Agent that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. Pledgor covenants and agrees to do or cause to be done promptly all such acts and things as Administrative Agent may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws.
               4.2.3 Specific Rights With Regard to Stock Collateral.
               In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, Administrative Agent may (but shall be under no obligation to), without notice to Pledgor, and Pledgor hereby irrevocably appoints Administrative Agent as its attorney-in-fact, with power of substitution, in the name of Administrative Agent or in the name of Pledgor or otherwise, for the use and benefit of Administrative Agent, but at the cost and expense of Pledgor and without notice to Pledgor:
               (a) compromise, extend or renew any of the Stock Collateral or deal with the same as it may deem advisable;
               (b) make exchanges, substitutions or surrenders of all or any part of the Stock Collateral;
               (c) copy or transcribe all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Stock Collateral or without cost or expense to Administrative Agent, make such use of Pledgor’s places of business as may be reasonably necessary to administer, control and collect the Stock Collateral;

               (d) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Stock Collateral;
               (e) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Stock Collateral;
               (f) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Stock Collateral or any legal proceedings brought in respect thereof;
               (g) endorse or sign the name of Pledgor upon any items of payment, certificates of title, instruments, securities, powers, documents, documents of title, or other writing relating to or part of the Stock Collateral and on any Proof of Claim in Bankruptcy against an account debtor; and
               (h) take any other action necessary or beneficial to realize upon or dispose of the Stock Collateral.
               4.2.4 Application of Proceeds.
               Any proceeds of sale or other disposition of the Stock Collateral will be applied by Administrative Agent to the payment of the Lenders’ costs incurred in enforcing their remedies hereunder, and any balance of such proceeds will be applied by Administrative Agent to the payment of the balance of the Obligations and the other obligations secured by this Agreement in such order and manner of application as Administrative Agent may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Stock Collateral fails to fully satisfy the Obligations and the other obligations secured by this Agreement, Pledgor shall remain liable to Administrative Agent for any deficiency.
               4.2.5 Performance by Administrative Agent.
               If Pledgor shall fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Loan Documents, Administrative Agent without notice to or demand upon Pledgor and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Pledgor, and may enter upon the premises of Pledgor for that purpose and take all such action thereon as Administrative Agent may consider necessary or appropriate for such purpose and Pledgor hereby irrevocably appoints Administrative Agent as its attorney-in-fact to do so, with power of substitution, in the name of Administrative Agent or in the name of Pledgor or otherwise, for the use and benefit of Administrative Agent, but at the cost and expense of Pledgor and without notice to Pledgor. All sums so paid or advanced by Administrative Agent together with interest thereon from the date of payment, advance or incurring until paid in full at the Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by Pledgor to Administrative Agent on demand, and shall constitute and become a part of the Obligations.

               4.2.6 Other Remedies.
               Administrative Agent may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Loan Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Loan Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Loan Documents, and/or applicable Laws.
     Section 4.3 Costs and Expenses.
     Pledgor shall pay on demand all costs and expenses (including reasonable attorney’s fees), all of which shall be deemed part of the Obligations, incurred by and on behalf of Administrative Agent incident to any collection, servicing, sale, disposition or other action taken by Administrative Agent with respect to the Stock Collateral or any portion thereof.
     Section 4.4 Receipt Sufficient Discharge to Purchaser.
     Upon any sale or other disposition of the Stock Collateral or any part thereof, the receipt of Administrative Agent or other Person making the sale or disposition shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.
     Section 4.5 Remedies, etc. Cumulative.
     Each right, power and remedy of Administrative Agent as provided for in this Agreement or in any of the other Loan Documents or in any related instrument or agreement or now or thereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Loan Documents or in any related document, instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Administrative Agent of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Administrative Agent of any or all such other rights, powers or remedies.
     Section 4.6 No Waiver, etc.
     No failure or delay by Administrative Agent to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Loan Documents or of any related documents, instruments or agreements, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Administrative Agent from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Loan Documents or under any related document, instrument or agreement, Administrative Agent shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any other of the Loan Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

ARTICLE V
MISCELLANEOUS
     Section 5.1 Notices.
     All notices, requests and demands to or upon the parties to this Agreement shall be given in accordance with the terms of Section 11.2 of the Credit Agreement.
     Section 5.2 Amendments; Waivers.
     This Agreement and the other Loan Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by Administrative Agent and Pledgor. No waiver of any provision of this Agreement or of any of the other Loan Documents nor consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between Pledgor and Administrative Agent and no act or failure to act from time to time on the part of Administrative Agent shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Loan Documents or any right or remedy under this Agreement, under any of the other Loan Documents or under applicable Laws.
     Section 5.3 Cumulative Remedies.
     The rights, powers and remedies provided in this Agreement and in the other Loan Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as Administrative Agent shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle Administrative Agent to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, Administrative Agent may:
               (a) proceed against Pledgor with or without proceeding against Pledgor or any other Person who may be liable for all or any part of the Obligations;
               (b) proceed against Pledgor with or without proceeding under any of the other Loan Documents or against any Collateral or other collateral and security for all or any part of the Obligations;
               (c) without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Loan Documents or otherwise; and
               (d) without reducing or impairing the obligations of Pledgor and without notice thereof: (i) fail to perfect the Lien in any or all Stock Collateral or to release any or all the Stock Collateral or to accept substitute collateral, (ii) waive any provision of this Agreement or the other Loan Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or (iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

     Section 5.4 Severability.
     In case one or more provisions, or part thereof, contained in this Agreement or in the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:
               (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;
               (b) the obligation to be fulfilled shall be reduced to the limit of such validity;
               (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of Administrative Agent, all of the Obligations of Pledgor to Administrative Agent shall become immediately due and payable; and
               (d) if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.
     Section 5.5 Successors and Assigns.
     This Agreement and all other Loan Documents shall be binding upon and inure to the benefit of Pledgor and Administrative Agent and their respective heirs, personal representatives, successors and assigns, except that Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Administrative Agent.
     Section 5.6 Applicable Law; Jurisdiction.
               5.6.1 Applicable Law.
               This Agreement shall be governed by the Laws of the Commonwealth of Virginia , as if each of the Loan Documents and this Agreement had been executed, delivered, administered and performed solely within the Commonwealth of Virginia.
               5.6.2 Submission to Jurisdiction.
               Pledgor irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents. Pledgor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Pledgor and may be enforced in any court in which Pledgor is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon

Pledgor in one of the manners specified in this Section or as otherwise permitted by applicable Laws.
     Section 5.7 Headings.
     The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     Section 5.8 Entire Agreement.
     This Agreement is intended by Administrative Agent and Pledgor to be a complete, exclusive and final expression of the agreements contained herein. Neither Administrative Agent nor Pledgor shall hereafter have any rights under any prior agreements but shall look solely to this Agreement and the Credit Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.
     Section 5.9 Waiver of Trial by Jury.
     PLEDGOR AND ADMINISTRATIVE AGENT HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND AGENT MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE LOAN DOCUMENTS, OR (C) THE STOCK COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.
     This waiver is knowingly, willingly and voluntarily made by Pledgor and Administrative Agent, and Pledgor and Administrative Agent hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Pledgor and Administrative Agent further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.
     Section 5.10 Liability of Administrative Agent.
     Pledgor hereby agrees that Administrative Agent shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by Administrative Agent in making examinations, investigations or collections, Administrative Agent’s failure to preserve or protect any rights of Pledgor under the Stock Collateral or Administrative Agent’s failure to perfect, maintain, protect or realize upon any lien or security interest or any other interest in the Stock Collateral or other security for the Obligations. By inspecting the Stock Collateral or any other properties of Pledgor or by accepting or approving anything required to be observed, performed or fulfilled by Pledgor or to be given to Administrative Agent pursuant to this Agreement or any of the other Loan Documents, Administrative Agent shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by Administrative Agent.
     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed, sealed and delivered, as of the day and year first written above.

WITNESS:	SUNRISE SENIOR LIVING SERVICES, INC.

/s/ James S. Pope	By:	/s/ Daniel Schwartz	(SEAL)

	Name:	Daniel Schwartz
	Title:	President

IRREVOCABLE STOCK POWER
     FOR VALUE RECEIVED, the undersigned does (do) hereby sell(s), assign(s) and transfer(s) to
Name:
Address:
Social Security or other Identifying Number: ____________________________
___ shares of the ___ stock of                      represented by Certificate(s) No(s)                      inclusive, standing in the name of                      on the books of said company. The undersigned does (do) hereby irrevocably constitute(s) and appoint(s)                      attorney to transfer the said stock on the books of said company with full power of substitution in the premises.

SUNRISE SENIOR LIVING SERVICES, INC.

Dated:	2-14-08	By:	/s/ Daniel Schwartz

Name: Daniel Schwartz
Title: President